SPDR® Series Trust

SPDR S&P® 500 Fossil Fuel Reserves Free ETF

(the “Fund”)

Supplement dated June 26, 2020 to the Prospectus

dated October 31, 2019, as may be supplemented from time to time

Effective immediately, the third and fourth paragraphs in “THE FUND’S PRINCIPAL INVESTMENT

STRATEGY” section beginning on page 36 are deleted and replaced with the following:

The Index is designed to measure the performance of companies in the S&P 500 Index that are “fossil fuel free”, which are defined as companies that do not own fossil fuel reserves (either proven or probable). For purposes of the composition of the Index, fossil fuel reserves are defined as (i) thermal coal reserves, (ii) other non-metallurgical coal reserves (e.g., coal for chemical biproducts, coal briquettes, residential use, liquid fuel, cement production, paper manufacturing, pharmaceutical, alumina refineries, ferrochrome, anthracite) (iii) conventional or unconventional oil reserves (e.g., natural gas liquids, oil sands, condensates and liquid petroleum gas), (iv) natural gas reserves, (v) shale gas reserves, and (vi) oil and gas reserves that have not been disclosed transparently as specific types of oil or gas, or are disclosed as one aggregate quantity of oil and gas reserves combined. The Index is a subset of the S&P 500 Index (the “Underlying Index”), which serves as the initial universe of eligible securities for the Index. The Underlying Index focuses on the large capitalization U.S. equity market, including common stock and real estate investment trusts (“REITs”). The selection universe for the S&P 500 Index includes all U.S.-domiciled, as determined by S&P Dow Jones Indices LLC, common equities listed on the NYSE, NYSE Arca, NYSE American, NASDAQ Global Select Market, NASDAQ Select Market, Investors Exchange (IEX), NASDAQ Capital Market, Cboe BZX, Cboe BYX, Cboe EDGA, or Cboe EDGX with market capitalizations of $8.2 billion or more at the time of inclusion. The minimum required capitalization may be revised by the Index Provider (as defined below) at any time. In constructing the Index, the initial universe is screened in an effort to exclude companies with any ownership of fossil fuel reserves, including for third-party and in-house power generation, as determined by publicly available information, such as annual reports and other company publications.

The Index is weighted by float-adjusted market capitalization. The Index is rebalanced quarterly after the close of business on the third Friday of March, June, September, and December. The rebalancing reference dates are after the close of the third Friday of February, May, August, and November, respectively. New additions to the Underlying Index are reviewed for inclusion in the Index each quarter, provided they have been added to the Underlying Index by the Index rebalancing reference dates. Fossil fuel reserve ownership information is updated as part of each quarterly rebalancing. As of June 22, 2020, a significant portion of the Fund comprised companies in the technology sector, although this may change from time to time. As of June 22, 2020, the Index comprised 478 stocks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

06262020SUP1